EXHIBIT 3.363
STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE
CERTIFICATE OF INCORPORATION
OF
QHG OF WARSAW, INC.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.
NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin December 30, 1998.
In Witness Whereof, I have hereunto set my
hand and affixed the seal of the State of
Indiana, at the City of Indianapolis, this
Thirtieth day of December, 1998.
/s/ Sue Anne Gilroy
SUE ANNE GILROY, Secretary
Deputy

1998122242
ARTICLES OF INCORPORATION
State Form 4159 (R10 / 8-95)
Approved by State Board of Accounts 1995
SUE ANNE GILROY
SECRETARY OF STATE
CORPORATIONS DIVISION
302 W. Washington St, Rm. E018
Indianapolis. IN 46204
Telephone: (317) 232-6576
Indiana Code 23-1-21-2
FILING FEE: $90.00
INSTRUCTIONS:
Use 8 1/2" x 11" white paper for inserts.
Present original and two (2) copies to address in upper right corner of this form.
Please TYPE or PRINT.
Upon completion of filing, the Secretary of State will issue a receipt.
ARTICLES OF INCORPORATION
The undersigned, desiring to form a corporation (hereinafter referred to as “Corporation”) pursuant to the provisions of:

☑ Indiana Business Corporation Law As amended, executes the following Articles of Incorporation: Certificate of Registration.	☐ Indiana Professional Corporation Act 1983, Indiana Code 23-1.5-1-1, et seq. (Professional corporations must include)
ARTICLE I — NAME AND PRINCIPAL OFFICE
Name of Corporation (the name must include the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation thereof.)
QHG of Warsaw, Inc.
Principal Office: The address of the principal office of the Corporation is:

Post office address	City	State	ZIP code
103 Continental Place	Brentwood	TN	37027

ARTICLE II — REGISTERED OFFICE AND AGENT
Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:
Name of Registered Agent
          Corporation Service Company

Address of Registered Office (street or building)	City	Indiana	ZIP code
251 East Ohio Street Suite 500	Indianapolis		46204
ARTICLE III — AUTHORIZED SHARES
Number of shares the Corporation is authorized to issue: 1,000
If there is more than one class of shares, shares with rights and preferences, list such information as “Exhibit A.”
ARTICLE IV — INCORPORATORS
[the name(s) and address(es) of the incorporators of the corporation]

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE
Gayle Jenkins	103 Continental Place	Brentwood	TN	37027
In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 29th day of December, 1998.

Signature /s/ Gayle Jenkins	Printed name Gayle Jenkins

Signature	Printed name

Signature	Printed name

This instrument was prepared by: (name)
Gail H. McKinnon, Paralegal

Address (number, street, city and state)	Zip Code
103 Continental Place Brentwood, TN	37027

State of Indiana
Office of the Secretary of State
I hereby certify that this is a true
and complete copy of the 02
page document filed in this office.
Dated 07/05/2007
By: /s/ Melissa Mercado
This Stamp replaces our previous certification stamp.
Secretary of State